SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                           ---------------------------


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 10, 2002
                          Commission File No. 000-21383


                          APPALACHIAN BANCSHARES, INC.
              EMPLOYEES' SAVINGS AND PROFIT SHARING PLAN AND TRUST

             (Exact name of registrant as specified in its charter)

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               Georgia                                                                         58-2242407
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(State or other jurisdiction of Incorporation)                                    (I.R.S. Employer Identification Number)



     829 Industrial Boulevard
       Ellijay, Georgia                                                                          30540
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(Address of Principal Executive Offices)                                                       (Zip Code)

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                                 (706) 276-8000
                (Issuer's Telephone Number, Including Area Code)




                          Appalachian Bancshares, Inc.
                 Section 401(k) Profit Sharing Plan (Former name
                    or former address, if changed since last
                                     report)


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Item 4.   Changes in Registrant's Certifying Accountant

On June 10, 2002, the Board of Directors of Appalachian Bancshares, Inc. (the "Company"), sponsor of the Appalachian Bancshares, Inc. Employees' Savings and Profit Sharing Plan and Trust (the "Plan"), upon recommendation of the Company's Audit Committee, dismissed BDO Seidman, LLP ("BDO Seidman") as the Plan's independent public accountants, and engaged Schauer, Taylor, Cox, Vise & Morgan, P.C. ("STCVM") to serve as the Plan's independent public accountants for the fiscal year ended December 31, 2001, effective immediately.

BDO Seidman's reports on the Plan's financial statements for each of the fiscal years ended December 31, 2000 and 1999, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2000 and 1999, and through the date hereof, there were no disagreements with BDO Seidman on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman's satisfaction, would have caused BDO Seidman to make reference to the subject matter in connection with its report on the Plan's financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided BDO Seidman with a copy of the foregoing disclosures and requested BDO to furnish the Plan a letter addressed to the Securities and Exchange Commission stating whether it agreed with the statements herein. A copy of BDO Seidman's letter to the Securities and Exchange Commission dated June 10, 2002, stating its agreement with such statements is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2000 and 1999, and through the date hereof, the Plan did not consult STCVM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.   Financial Statements, ProForma Financial Statements and Exhibits

         (c)    Exhibits

         16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission dated June 10, 2002, regarding change in certifying accountant




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    Appalachian Bancshares, Inc., as Trustee


                             By: /s/ Tracy R. Newton
                 ----------------------------------------------
                                 Tracy R. Newton
                      President and Chief Executive Officer

Dated: June 10, 2002


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                                  EXHIBIT INDEX


Exhibit No.        Description of Exhibit

    16.1 Letter from BDO Seidman, LLP to the Securities and Exchange Commission, dated June 10, 2002, regarding change in certifying accountant.



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                                  Exhibit 16.1





Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


June 10, 2002

Dear Sir/Madam:

We have read the first, second, and third paragraphs of Item 4 included in the Form 8-K dated June 10, 2002, of Appalachian Bancshares, Inc. Employees' Savings and Profit Sharing Plan and Trust filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ BDO Seidman, LLP


Cc:   Mr. Tracy R. Newton
      President and Chief Executive Officer
      Appalachian Bancshares, Inc.